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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 28, 2003
                                                           (May 21, 2003)


                                AMERUS GROUP CO.
             (Exact name of Registrant as specified in its charter)






Delaware                             000-30898                421458424

(State of incorporation)      (Commission file number)     (I.R.S. employer
                                                          identification no.)


699 Walnut Street
Des Moines, Iowa                                   0309-3948
(Address of principal executive offices)          (Zip code)





                                 (515) 362-3600

              (Registrant's telephone number, including area code)

                                Page 1 of 4 Pages

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                           Index to Exhibits on Page 4



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Item 5.         Other Events


     On May 28, 2003, AmerUs Group Co. (the "Registrant") issued 5,000,000 Income PRIDES (the "PRIDES"). Exhibits 1.1 is a copy of the
Purchase Agreement entered into by the Registrant on May 21, 2003. Exhibits
4.1 - 4.5 are instruments defining the rights of holders of the PRIDES entered into by the Registrant on May 28, 2003, and are incorporated herein by reference to Amendment No. 1 to the Form 8-A of the Registrant filed on May 28, 2003.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits.

               Exhibit Number            Item
               --------------            ----

                       1.1 Purchase Agreement, dated May 21, 2003, among the Registrant and the Underwriters listed therein

                       4.1 Purchase Contract Agreement between the Registrant and Wachovia Bank, National Association (formerly known as First Union National Bank), as Purchase Contract Agent, dated as of May 28, 2003 (filed as Exhibit 4.1 to the Registrant's Form 8-A, dated May 28, 2003 and incorporated herein by reference).

                       4.2 Pledge Agreement among the Registrant, BNY Midwest Trust Company, as Collateral Agent, Custodial Agent and Securities Intermediary and Wachovia Bank, National Association (formerly known as First Union National Bank), as Purchase Contract Agent, dated as of May 28, 2003 (filed as Exhibit 4.2 to the Registrant's Form 8-A, dated May 28, 2003 and incorporated herein by reference).

                       4.3 Remarketing Agreement among the Registrant, Wachovia Bank, National Association (formerly known as First Union National Bank), as Purchase Contract Agent, and the Remarketing Agent named therein, dated as of May 28, 2003 (filed as Exhibit 4.3 to the Registrant's Form 8-A, dated May 28, 2003 and incorporated herein by reference).
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                       4.4             Form of Income PRIDES (included as
                                       Exhibit A to Exhibit 4.1 to the
                                       Registrant's Form 8-A, dated May 28, 2003 and incorporated herein by reference).

                       4.5 Officer's Certificate attaching form of Senior Notes initially due 2008, dated as of May 28, 2003 (filed as Exhibit 4.3 to the Registrant's Form 8-A, dated May 28, 2003 and incorporated herein by reference).

                       5.1             Opinion of Joseph K. Haggerty, Esq.



                                   Page 2 of 4


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                    AmerUs Group Co.
                                    (Registrant)



Dated:   May 28, 2003
                                    By: /s/ Joseph K. Haggerty
                                        ------------------------------
                                        Joseph K. Haggerty, Esq.
                                        Senior Vice President and
                                        General Counsel






                                   Page 3 of 4


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------
Number              Description of Exhibit
-----               ----------------------

  1.1 Purchase Agreement, dated May 21, 2003, among the Registrant and the Underwriters listed therein.

  4.1 Purchase Contract Agreement between the Registrant and Wachovia Bank, National Association (formerly known as First Union National Bank), as Purchase Contract Agent, dated as of May 28, 2003 (filed as Exhibit 4.1 to the Registrant's Form 8-A, dated May 28, 2003 and incorporated herein by reference).

  4.2 Pledge Agreement among the Registrant, BNY Midwest Trust Company, as Collateral Agent, Custodial Agent and Securities Intermediary and Wachovia Bank, National Association (formerly known as First Union National Bank), as Purchase Contract Agent, dated as of May 28, 2003 (filed as
                    Exhibit 4.2 to the Registrant's Form 8-A, dated May 28, 2003 and incorporated herein by reference).

  4.3 Remarketing Agreement among the Registrant, Wachovia Bank, National Association (formerly known as First Union National
                    Bank), as Purchase Contract Agent, and the Remarketing Agent named therein, dated as of May 28, 2003 (filed as Exhibit
                    4.3 to the Registrant's Form 8-A, dated May 28, 2003 and incorporated herein by reference).



  4.4 Form of Income PRIDES (included as Exhibit A to Exhibit 4.1 to the Registrant's Form 8-A, dated May 28, 2003 and incorporated herein by reference).

  4.5 Officer's Certificate attaching form of Senior Notes initially due 2008, dated as of May 28, 2003 (filed as Exhibit 4.3 to the Registrant's Form 8-A, dated May 28, 2003 and incorporated herein by reference).

  5.1               Opinion of Joseph K. Haggerty, Esq.


























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